American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Second Quarter 2012

Table of Contents

Introductory Notes	3

Company Information	4

Summary of Financial Highlights	6

Selected Financial Information	7

Consolidated Balance Sheets	8

Consolidated Statements of Operations	9

Funds from Operations and Adjusted Funds from Operations	10

2012 Actual to Earnings Guidance	11

2012 and 2013 Earnings Guidance Summary	12

Dividends Summary	13

Portfolio Profile	14

Lease Expirations	15

Tenant Diversification	16

Tenant Industry Diversification	17

Property Geographic Diversification	18

Property Age	19

Definitions	20

American Realty Capital Properties, Inc.

Introductory Notes

The quarterly data and other information described in this Quarterly Supplement are as of the date this Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as Company press releases filed with the SEC.

Definitions of specialized terms can be found at the end of this presentation on page 20.

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American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. ("ARCP" or the "Company") is a publicly traded real estate investment trust ("REIT") that acquires, owns and operates single tenant freestanding commercial properties. We are a net-leased REIT that focuses exclusively on corporate, and principally investment grade, tenants. Our diversified real estate portfolio is comprised of mostly recently constructed, modern facilities, net-leased medium-term, with primarily investment grade rated tenants. ARCP's primary goal is to provide durable, reliable income for our shareholders through the delivery of dependable monthly dividends.

We listed our common stock on The NASDAQ Capital Market under the ticker symbol “ARCP” on September 6, 2011.

Company Mission

Our mission is to preserve and protect investors' capital while providing dependable, monthly income through a professionally managed investment strategy. Our management team adheres to a strict code of industry best practices designed to align the interests of management with those of the shareholders in pursuit of several investment objectives. These objectives include:

•	Generate predictable, durable income
•	Preserve capital
•	Create capital appreciation potential
•	Provide inflation protection

Investment Strategy

We place a premium on stability of cash flow for shareholders, and accordingly focus on medium term net leases with corporate, and principally investment grade, tenants.  Currently, we only have 1.2% of lease expirations in our properties through 2014.  We currently plan that our focus will be on expanding our portfolio of high-quality, well located net leased properties diversified by tenant, industry and geography. We also plan to continue to focus on medium term leases, acquiring properties with lease durations of 3 to 8 years, on average. We intend to pursue an investment strategy that maximizes cash flow and achieves sustainable long-term growth, in an effort to enhance total return for our shareholders.

•	Acquire single tenant, freestanding properties in strategic locations leased medium term to high quality tenants
•	Manage the operating portfolio, including extending leases with existing tenants and re-leasing properties where a tenant may vacate
•	Lease any potentially vacant properties to industry-leading investment grade and other creditworthy tenants (currently the portfolio is 100% occupied, excluding two properties designated as held for sale as of June 30, 2012)
•	Maximize cash flow through contractual rental growth and value-add expansion and repositioning of properties

•	Sell properties on a selective, profitable basis, thereby mitigating exposure to certain tenants and markets

4

American Realty Capital Properties, Inc.

Company Information

(Continued)

Senior Management	Board of Directors
Peter M. Budko, Executive Vice President and Chief Investment Officer	Nicholas S. Schorsch, Chairman and Chief Executive Officer
Brian S. Block, Executive Vice President and Chief Financial Officer	Edward M. Weil, Jr., President, Chief Operating Officer, Secretary, Treasurer and Director
Walter P. Lomax, Jr., M.D., Lead Independent Director
David Gong, Independent Director
Edward G. Rendell, Independent Director

Corporate Offices and Contact Information

405 Park Avenue, 12th Floor
New York, NY 10022
212-415-6500
www.americanrealtycapitalproperties.com

Trading Symbol

ARCP

Stock Exchange Listing

NASDAQ Capital Market

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

800-736-3001

(Beginning March 31, 2012)

DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

866-771-2088

(Until March 30, 2012)

5

American Realty Capital Properties, Inc.

Summary of Financial Highlights

Second Quarter 2012

Second Quarter 2012 Operating Highlights (Three months ended June 30, 2012)

•	Revenues: $3.3 million
•	Funds from operations: $(308,000), which includes one-time net acquisition and transaction related expenses of $2.0 million. Core funds from operations (excluding the impact of acquisition and transaction related expenses) of $1.7 million, or $0.22 per share (computed using weighted-average basic shares outstanding).
•	Adjusted funds from operations: $1.9 million, or $0.25 per share (computed using weighted-average basic shares outstanding).
•	Total dividends paid to stockholders: $1.7 million, or $0.88 per share on an annualized basis.

Mid-Year 2012 Operating Highlights (Six months ended June 30, 2012)

•	Revenues: $6.3 million.
•	Funds from operations: $841,000 which includes one-time net acquisition and transaction related expenses of $2.4 million. Core funds from operations (excluding the impact of acquisition and transaction related expenses) of $3.2 million, or $0.43 per share (weighted-average basic).
•	Adjusted funds from operations: $3.5 million, or $0.47 per share (weighted-average basic).
•	Total dividends paid to stockholders: $3.2 million, or $0.88 per share on an annualized basis.

Property Portfolio Highlights as of June 30, 2012

•	Operating portfolio occupancy: 100%.
•	Investment grade tenancy: increased to 99% based on average rental income (includes a property leased to Home Depot USA, Inc., which is an unrated wholly owned subsidiary of The Home Depot, Inc. We have attributed the rating of the parent company to its wholly owned subsidiary for purposes of this discussion.), an increase from 92% as of March 31, 2012.
•	Acquisitions: completed 30 property acquisitions for a base purchase price of $73.2 million, comprised of over 900,000 square feet, at an average capitalization rate (annualized rental income on a straight-line basis, or annualized net operating income, divided by base purchase price, of 9.5%. Increased credit diversification by adding 4 new tenants.

Capital Markets Activity 2012

•	Completed secondary common share offering: closed on net proceeds of $30.0 million in connection with the issuance of 3.25 million common shares on June 18, 2012. An additional 487,500 common shares were issued on July 9, 2012, pursuant to the exercise by the underwriters of a granted over-allotment resulting in additional net proceeds of approximately $4.6 million.
•	Issued shares of Series A preferred convertible stock: Approximately 545,000 shares of Series A convertible preferred stock were issued to an unaffiliated third-party investor resulting in net proceeds of $5.8 million. Such preferred shares have a liquidation preference of $11.00 per share and have a dividend yield of 7.0%. In July 2012, an affiliate of this third-party investor purchased $3.0 million of Series B convertible preferred stock under generally comparable terms.
•	Issued Operating Partnership units: In connection with the acquisition of certain real estate investments during the second quarter of 2012, approximately 576,000 units of American Realty Capital Operating Partnership, LP were provided to an affiliated seller of these properties as consideration for the acquisition.

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American Realty Capital Properties, Inc.

Selected Financial Information

(in 000’s except share and per share data)

	Q2 2012	Q1 2012	Q4 2011

Total revenues	$3,348	$2,944	$2,599
Net loss attributable to stockholders	(2,040)	(630)	(1,925)
Net loss from continuing operations attributable to common stockholders per share, basic and diluted	(0.27)	(0.04)	(0.17)
Net loss per share attributable to common stockholders, basic and diluted	(0.28)	(0.09)	(0.29)

Funds from operations (FFO)	(308)	1,149	78
FFO per weighted average share, basic	(0.040)	0.16	0.01
FFO per weighted average share, fully diluted (1)	(0.037)	0.15	0.01
Adjusted funds from operations (AFFO)	1,888	1,583	1,491
AFFO per weighted average share, basic	0.25	0.22	0.23
AFFO per weighted average share, fully diluted (1)	0.23	0.21	0.22

General and administrative expenses	495	418	340
Interest expense	(883)	(854)	(739)
Straight-line revenue adjustment	(166)	(171)	-

Dividends paid	1,650	1,566	1,450
Weighted average shares, basic	7,653,170	7,174,934	6,596,908
Weighted average shares, diluted	8,367,463	7,493,934	6,915,908

	Q2 2012	Q1 2012	Q4 2011

Total real estate investments, at cost	$210,023	$145,501	$136,873
Total assets	201,166	136,392	131,581
Total debt, excluding premiums and discounts	105,153	79,859	72,667
Total equity	93,662	55,189	57,332
Common shares outstanding	10,676,117	7,323,434	7,323,434

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American Realty Capital Properties, Inc.

Consolidated Balance Sheets

(in 000’s)

	Q2 2012	Q1 2012	Q4 2011
ASSETS
Real estate investments, at cost:
Land	$25,831	$20,000	$18,489
Buildings, fixtures and improvements	163,897	113,383	107,340
Acquired intangible lease assets	20,295	12,118	11,044
Total real estate investments, at cost	210,023	145,501	136,873
Less: accumulated depreciation and amortization	(18,092)	(16,348)	(14,841)
Total real estate investments, net	191,931	129,153	122,032
Cash and cash equivalents	2,107	768	3,148
Prepaid expenses and other assets	2,501	2,196	1,798
Deferred costs, net	3,215	2,780	2,785
Assets held for sale	1,412	1,495	1,818
Total assets	$201,166	$136,392	$131,581
LIABILITIES AND EQUITY
Mortgage notes payable	$30,260	$30,260	$30,260
Senior secured revolving credit facility	74,893	49,599	42,407
Accounts payable and accrued expenses	1,656	741	858
Deferred rent and other liabilities	695	603	724
Total liabilities	107,504	81,203	74,249

Preferred stock	5	-	-
Common stock	107	73	73
Additional paid-in capital	93,703	57,719	57,582
Accumulated other comprehensive income (loss)	(13)	-	-
Accumulated deficit	(9,915)	(6,223)	(4,025)
Total stockholders’ equity	83,887	51,569	53,630
Non-controlling interests	9,775	3,620	3,702
Total equity	93,662	55,189	57,332
Total liabilities and equity	$201,166	$136,392	$131,581

8

American Realty Capital Properties, Inc.

Consolidated Statements of Operations

(in 000’s except per share data)

	Q2 2012	Q1 2012	Q4 2011

Revenues:
Rental income	$3,304	$2,902	$2,446
Operating expense reimbursements	44	42	153
Total revenues	3,348	2,944	2,599

Operating expenses:
Acquisition and transaction related	2,136	342	1,271
Property operating	121	119	153
General and administrative	495	418	340
Depreciation and amortization	1,755	1,519	1,249
Total operating expenses	4,507	2,398	3,013
Operating income	(1,159)	546	(414)

Other expenses:
Interest expense	(883)	(854)	(739)
Loss from continuing operations	(2,042)	(308)	(1,153)
Net loss from continuing operations attributable to non-controlling interests	79	-	-
Net loss from continuing operations attributable to stockholders	(1,963)	(308)	(1,153)

Discontinued Operations:
Loss from operations of held for sale properties	(2)	(13)	(29)
Loss on held for sale properties	(82)	(323)	(815)
Loss from discontinued operations	(84)	(336)	(844)
Loss from discontinued operations attributable to non-controlling interests	7	14	70
Loss from discontinued operations attributable to stockholders	(77)	(322)	(774)

Other income (expenses):
Other income (loss), net	-	-	1
Total other expenses, net	-	-	1
Net loss	(2,126)	(644)	(1,996)
Net loss attributable to non-controlling interests	86	14	71
Net loss attributable to stockholders	$(2,040)	$(630)	$(1,925)
Net loss from continuing operations attributable to common stockholders per share, basic and diluted	$(0.27)	$(0.04)	$(0.17)
Net loss per share to common stockholders, basic and diluted	$(0.28)	$(0.09)	$(0.29)

9

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations

(in 000’s except share and per share data)

	Q2 2012	Q1 2012	Q4 2011

Funds from operations (1):
Net loss attributable to stockholders	$(2,040)	$(630)	$(1,925)
Impairment on held for sale properties	82	323	-
Loss from discontinued operations	-	-	808
Depreciation and amortization	1,650	1,456	1,195
Funds from operations	(308)	1,149	78

Adjusted funds from operations (1):
Acquisition and transaction related	2,025	328	1,231
Amortization of deferred financing costs	154	140	-
Straight-line rent	(166)	(171)	-
Non-cash equity compensation expense	183	137	182
Adjusted funds from operations	$1,888	$1,583	$1,491

Weighted average shares, basic	7,653,170	7,174,934	6,596,908
Weighted average shares, fully diluted	8,367,463	7,493,934	6,915,908

Distributions paid (cash and shares)	$1,650	$1,566	$1,450
Distribution coverage from adjusted funds from operations	114.4%	101.1%	102.8%
Distributions paid in cash	$1,650	$1,566	$1,449

Per share data:
Funds from operations, basic	$(0.040)	$0.160	$0.012
Funds from operations, fully diluted	$(0.037)	$0.153	$0.011
Adjusted funds from operations, basic	$0.247	$0.221	$0.226
Adjusted funds from operations, fully diluted	$0.226	$0.211	$0.216

(1)	Adjustments are shown net of non-controlling interests where applicable.

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American Realty Capital Properties, Inc.

2012 Actual to Guidance Comparison

(in 000’s except share and per share data)

			Guidance		Guidance
	Actual		(per share - basic shares)		(per share - fully diluted shares)
	Q1 2012	Q2 2012	Low	High	Low	High
Net income (loss) attributable to ARCP	$-	$-	$-	$-	$(0.276)	$(0.246)

Funds from operations
Add: Impairment on held for sale properties	-	-	0.965	0.965	0.039	0.039
Add: Depreciation and amortization	323	82	0.701	0.731	0.855	0.855
Funds from operations	323	82	1.666	1.696	0.6	0.648

Core Funds from operations
Add: Acquisition expenses	1,477	1,717	1.006	1.036	0.258	0.258
Core Funds from operations	1,800	1,799	2.672	2.732	0.877	0.907

Adjusted funds from operations
Add: Amortization of above-market leases	-	-	0.081	0.081	-	-
Add: Amortization of deferred financing costs	(171)	(166)	(0.046)	(0.046)	0.072	0.072
Less: Straight-line rent	137	183	0.093	0.093	(0.041)	(0.041)
Add: Non-cash compensation	1,583	1,888	1.134	1.164	0.082	0.082
Adjusted funds from operations	$3,349	$3,704	$3.934	$4.024	$0.990	$1.020

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American Realty Capital Properties, Inc.

2012 and 2013 Earnings Guidance Summary

	Original Guidance		Clarified, Updated and New Guidance (using basic shares oustanding)
	12 Months Ending May 31, 2013		12 Months Ending December 31, 2012		12 Months Ending December 31, 2013
	Low	High	Low	High	Low	High
Net income (loss) attributable to ARCP	$(0.120)	$(0.090)	$(0.308)	$(0.278)	$(0.256)	$(0.225)

Funds from operations
Add: Impairment on held for sale properties	0.000	0.000	0.044	0.044	-	-
Add: Depreciation and amortization	1.115	1.115	0.965	0.965	1.090	1.089
Funds from operations	0.995	1.025	0.701	0.731	0.834	0.864

Core funds from operations
Add: Acquisition expenses	0.005	0.005	0.305	0.305	0.290	0.290
Core funds from operations	1.000	1.030	1.006	1.036	1.124	1.154

Adjusted funds from operations
Less: Amortization of below-market leases	0.000	0.000	-	-	-	-
Add: Amortization of deferred financing costs	0.075	0.075	0.081	0.081	0.078	0.078
Less: Straight-line rent	(0.105)	(0.105)	(0.046)	(0.046)	(0.014)	(0.014)
Add: Non-cash compensation	0.070	0.070	0.093	0.093	0.062	0.062
Adjusted funds from operations	$1.040	$1.070	$1.134	$1.164	$1.250	$1.280

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American Realty Capital Properties, Inc.

Dividend Summary

(in 000’s except per share data)

Month	Total Dividends	Dividends per share (annualized)

Jun-12	$527,094	0.884
May-12	523,878	0.880
Apr-12	523,878	0.880
Mar-12	523,878	0.880
Feb-12	521,019	0.875
Jan-12	521,019	0.875
2012 to date	3,140,766

Dec-11	521,019	0.875
Nov-11	521,019	0.875
Oct-11	406,354	0.875
Sep-11	-
Total 2011	1,448,392

(1) Excludes dividends paid on unvested restricted shares.
(2) Excludes dividends paid on OP Units to limited partners.
(3) Excludes dividends paid on Series A Preferred Stock.

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American Realty Capital Properties, Inc.

Portfolio Profile (1)

June 30, 2012

Base purchase price of properties acquired	$210,023
Number of properties	118
Square footage	1,933,543
Number of states	21
Number of tenants	10
Number of tenant industries	8
Average remaining lease term (in years)	7.2
Occupancy	100.0%
Investment grade tenants (based on annualized rental income)(2)	99.0%
Average capitalization rate (annualized rental income/purchase price)	8.4%
Top three tenants percentage of total annualized rent	64.6%

Acquisitions YTD:
Number of properties	30
Square footage of acquisitons	937,531
Cost of acquisitions (000's)	$73,150
Average capitalization rate of acquisitions	9.5%

(1) Excludes two vacant properties classified as held for sale. On July 3, 2012, the Company closed on the sale of one of the vacant properties located in Havertown, PA which was classified as held for sale as of June 30, 2012.

(2) Includes a property leased to Home Depot USA, Inc., which is an unrated wholly owned subsidiary of the Home Depot, Inc. For purposes of this presentation, we have attributed the rating of the parent company to its wholly owned subsidiary.

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American Realty Capital Properties, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
2012	-	$-	0.0%	-	0.0%
2013	-	-	0.0%	-	0.0%
2014	3	91	0.5%	23,778	1.2%
2015	13	665	3.7%	119,953	6.2%
2016	7	530	3.0%	64,204	3.3%
2017	36	4,112	23.0%	268,678	13.9%
2018	27	5,825	32.5%	762,531	39.4%
2019	20	3,432	19.2%	132,129	6.8%
2020	1	75	0.4%	9,014	0.5%
2021	5	566	3.2%	42,414	2.2%
Total	112	$15,296	85.4%	1,422,701	73.6%

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American Realty Capital Properties, Inc.

Tenant Diversification (1)

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Citizens Bank	59	291,920	15.1%	5.7	Retail Banking	6,726	38.2%
John Deere	1	552,960	28.6%	5.6	Specialty Retail	2,353	13.4%
GSA	5	103,907	5.4%	5.7	Government Services	2,292	13.0%
Home Depot	1	465,600	24.1%	17.4	Home Maintenance	2,258	12.8%
Dollar General	36	311,770	16.1%	6.2	Discount Retail	1,607	9.1%
FedEx	6	92,935	4.8%	4.5	Freight	1,099	6.2%
Walgreen's	2	29,534	1.5%	7.9	Pharmacy	591	3.4%
Advance Auto	6	42,000	2.2%	7.4	Auto Retail	457	2.6%
Tractor Supply Co.	1	38,507	2.0%	6.3	Specialty Retail	183	1.0%
Community Bank	1	4,410	0.2%	4.1	Retail Banking	36	0.2%

Total	118	1,933,543	100.0%	7.2		$ 17,602	100.0%

(1) Excludes two vacant properties classified as held for sale. On July 3, 2012, the Company closed on the sale of one of the vacant properties located in Havertown, PA, which was classified as held for sale.
(2) Remaining lease term in years as of June 30, 2012.

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American Realty Capital Properties, Inc.

Tenant Industry Diversification (1)

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Retail Banking	60	296,330	15.3%	6,762	38.4%
Specialty Retail	2	591,467	30.6%	2,536	14.4%
Government Services	5	103,907	5.4%	2,292	13.0%
Home Maintenance	1	465,600	24.1%	2,258	12.8%
Discount Retail	36	311,770	16.1%	1,607	9.1%
Freight	6	92,935	4.8%	1,099	6.2%
Pharmacy	2	29,534	1.5%	591	3.4%
Auto Retail	6	42,000	2.2%	457	2.6%

Total	118	1,933,543	100.0%	$17,602	100.0%

(1) Excludes two vacant properties classified as held for sale. On July 3, 2012, the Company closed on the sale of one of the vacant properties located in Havertown, PA, which was classified as held for sale.

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American Realty Capital Properties, Inc.

Property Geographic Diversification (1)

State/Possesion	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Alabama	1	39,468	2.0%	604	3.4%
Arkansas	5	43,786	2.3%	181	1.0%
Connecticut	2	5,592	0.3%	124	0.7%
Delaware	1	4,610	0.2%	91	0.5%
Florida	1	8,900	0.5%	56	0.3%
Illinois	10	77,895	4.0%	1,209	6.9%
Indiana	1	20,200	1.0%	339	1.9%
Iowa	1	552,960	28.6%	2,353	13.4%
Kansas	1	7,517	0.4%	30	0.2%
Kentucky	1	12,140	0.6%	122	0.7%
Michigan	22	125,034	6.5%	2,847	16.2%
Missouri	26	224,509	11.6%	1,215	6.9%
New Hampshire	2	6,872	0.4%	112	0.6%
New York	13	87,024	4.5%	2,102	11.9%
Ohio	17	94,146	4.9%	1,936	11.0%
Oklahoma	2	18,044	0.9%	76	0.4%
Pennsylvania	5	62,552	3.2%	1,065	6.1%
South Carolina	2	480,014	24.8%	2,503	14.2%
Texas	1	38,507	2.0%	183	1.0%
Vermont	3	12,492	0.6%	237	1.3%
Virginia	1	11,281	0.6%	217	1.2%

Total	118	1,933,543	100.0%	$17,602	100.0%

(1) Excludes two vacant properties classified as held for sale. On July 3, 2012, the Company closed on the sale of one of the vacant properties located in Havertown, PA, which was classified as held for sale.

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American Realty Capital Properties, Inc.

Property Age (1)

Age:
0 - 5 yrs.	16
6 - 10 yrs.	26
11 - 39 yrs.	46
Historic (1)	30
118

(1) Historic properties are properties that are 40 years or older and are comprised of certain retail bank branches where the tenant has maintained certain features of the historic nature of the building

(2) Excludes two vacant properties classified as held for sale. On July 3, 2012, the Company closed on the sale of one of the vacant properties located in Havertown, PA, which was classified as held for sale.

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American Realty Capital Properties, Inc.

Definitions

Average annual rent is annualized rental income or Net Operating Income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent, and (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses.

Creditworthy tenants as determined by us based on our own assessment of the tenant’s financial condition based on our underwriting criteria.

Funds from operations and adjusted funds from operations (FFO/AFFO)- the Company considers funds from operations, or FFO, and FFO, as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, or AFFO, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. ARCP also adds back to net income, which is used in deriving FFO, certain costs associated with the Listing, Internalization and mortgage prepayments as these expenses and losses do not properly reflect our operation performance. Accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Additionally, the Company believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, the Company believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

Investment grade - a determination made by major credit rating agencies.

Listing -On September 6, 2011, the Company listed its common stock on The NASDAQ Capital Market under the symbol “ARCP.”

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